Deferred Revenue Rebate	12 Months Ended
Dec. 31, 2016
Deferred Revenue Disclosure [Abstract]
Deferred Revenue Rebate
DEFERRED REVENUE REBATE
In November 2011, the Company acquired certain oilfield fracturing equipment from a customer and agreed to provide future fracturing services to the customer for a period of 78 months in exchange for a 12% $25 million note payable to the customer. The Company recorded the fracturing equipment at its estimated fair value of approximately $13 million and assigned the remaining value of approximately $12 million to a deferred revenue rebate account to be amortized over the customer’s 78‑month service period. In March 2013, the Company repaid the note payable to the customer. For the years ended December 31, 2016 and 2015, the Company recorded $1.8 million of amortization as a reduction of revenue.